UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2018

CNA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 S. Wabash, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (312) 822-5000

NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
As previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2017, in the first quarter of 2018, the registrant changed the segment presentation of its life sciences business and technology and media related errors and omissions (E&O) business within the Specialty and Commercial business segments as a result of a change in management responsibility for those businesses. The life sciences business, with approximately $110 million of net written premium, provides product liability and other coverages such as property and workers compensation associated with the life sciences industry. This business, which was previously reported as part of the Specialty business segment, is now reported as part of the Commercial business segment. The technology and media related E&O business, with approximately $70 million of net written premium, provides network security and privacy, media and E&O coverage primarily for technology risks.  This business, which was previously reported as part of the Commercial business segment, is now reported as part of the Specialty business segment.
These changes in management responsibility were made to better align the line of business underwriting expertise and the manner in which the products are sold. There was no change to the International, Life & Group and Corporate & Other business segments. Segment data for prior reporting periods has been adjusted to reflect the new segment reporting.
The reclassification of historical segment information has no effect on the Company's previously reported consolidated results of operations, financial condition or cash flows.
On April 6, 2018, the registrant posted on its website (www.cna.com) a financial supplement providing quarterly and annual information for 2017 and 2016 on its revised Specialty and Commercial business segments as if the segment change occurred as of the beginning of the earliest period presented. The financial supplement is furnished as Exhibit 99.1 to this Form 8-K.
The information under Item 2.02 and in Exhibit 99.1 in this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 2.02 and in Exhibit 99.1 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation
(Registrant)

Date: April 6, 2018	By	/s/ D. Craig Mense
(Signature)
D. Craig Mense Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	CNA Financial Corporation financial supplement, posted on its website April 6, 2018, providing supplemental financial information on its revised Specialty and Commercial business segments.

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